UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 21, 2003

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                             0-18348               06-1209796
(State or other                      (Commission           (I.R.S. Employer
jurisdiction of                      File Number)          Identification No.)
incorporation)

1400 Corporate Center Way, Wellington, Florida                  33414
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4


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Item 5.  Other Events.

         BE Aerospace, Inc. issued the press release attached hereto on April 21, 2003. The fifth and sixth paragraphs, appearing under the heading "Financial
Results: As Reported," the eleventh paragraph, excluding the third sentence, appearing under the heading "Financial Results: As Adjusted," the twelfth through fourteenth paragraphs, excluding the second sentence of the thirteenth paragraph, appearing under the heading "Segment Results and Backlog," the fifteenth paragraph, appearing under the heading "Liquidity Remains Adequate," the twenty-eighth paragraph, appearing under the heading "Consolidation Costs," and the thirty-sixth paragraph of that press release as well as the three month financial statements and other financial information, excluding the "as adjusted" financial information in the "Condensed Consolidated Statement of Operations" and the related portions of the footnotes thereto and the financial information disclosed under "Reconciliation of Non-GAAP Financial Measures," appearing at the end of that press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
    (a)      None
    (b)      None
    (c)      Exhibits.

         Exhibit No.       Description
         --------------    --------------
             99.1          Press Release, dated April 21, 2003.

Item 9.  Regulation FD Disclosure.

         The following information, which consists of the remainder of the press release appearing as Exhibit 99.1 not filed and incorporated herein by reference under Item 5, is furnished pursuant to Item 9, "Regulation FD Disclosure":

         The first through fourth paragraphs, seventh through tenth paragraphs, third sentence of the eleventh paragraph, second sentence of the thirteenth paragraph, sixteenth through twenty-seventh paragraphs, twenty-ninth through thirty-fifth paragraphs and thirty-seventh paragraph as well as the "as adjusted" financial information in the "Condensed Consolidated Statement of Operations" and related portions of the footnotes thereto and the financial information disclosed under "Reconciliation of Non-GAAP Financial Measures" appearing at the end of that press release, which appear as part of Exhibit 99.1, are not filed but are furnished pursuant to Reg FD.

         The attached Exhibit 99.1 is also furnished in its entirety pursuant to
Item 12, "Disclosure of Results of Operations and Financial Condition."


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BE AEROSPACE, INC.

                               By:  /s/ Thomas P. McCaffrey
                               ------------------------------------
                               Name:  Thomas P. McCaffrey
                               Title: Corporate Senior Vice President of
                                      Administration and Chief Financial Officer


Date:    April 21, 2003


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


                                  EXHIBIT INDEX



Exhibit No.                Description of Exhibits
---------------            ----------------------------
99.1                       Press Release, dated April 21, 2003








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